ACQUISITION OF M2M BUSINESS OF ANYDATA Schedule of Assets Acquired and Liabilities Assumed (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Oct. 16, 2013 M2M Business of ANYDATA [Member]
Business Acquisition [Line Items]
Inventory				$ 1,296
Machinery and equipment				68
Identifiable intangible assets				1,793
Goodwill	102,718	97,961	89,961	2,061
Total Assets Acquired				5,218
Accrued liabilities				22
Fair value of net assets acquired				$ 5,196